Exhibit 1.1

6,075,000 Shares in the Form of American Depositary Shares

THE9 LIMITED

UNDERWRITING AGREEMENT

December [•] , 2004

BEAR, STEARNS & CO. INC.

    As Representative of the

    several Underwriters named in

    Schedule I attached hereto (the “Representative”)

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Ladies/Gentlemen:

The9 Limited, an exempted company incorporated with limited liability existing under the laws of the Cayman Islands (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 5,400,000 shares (the “Company Shares”) of its ordinary shares, par value US$0.01 per share (the “Common Stock”). The stockholders of the Company listed on Schedule II hereto (the “Selling Stockholders”) severally and not jointly propose to sell to the Underwriters the number of shares of Common Stock set forth opposite their respective names on Schedule II hereto (the “Selling Stockholders’ Shares” and, together with the Company Shares, the “Firm Shares”). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Company also proposes to issue and sell to the Underwriters up to an additional 911,250 shares of Common Stock (the “Additional Shares”). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the “Shares”. The Shares are more fully described in the Registration Statement and Prospectus referred to below. Bear, Stearns & Co. Inc. (“Bear Stearns”) is acting as lead manager (the “Lead Manager”) in connection with the offering and sale of the Shares contemplated herein (the “Offering”). In addition, Bear, Stearns & Co. Inc. is also acting as representative of the U.S. Underwriters listed on Schedule I hereto and Bear Stearns Asia Limited is acting as representative of the international Underwriters listed on Schedule I hereto.

The Underwriters will take delivery of the Shares in the form of American Depositary Shares (“ADSs”). The American Depositary Shares are to be issued pursuant to a Deposit Agreement dated as of [•], 2004 (the “Deposit Agreement”) among the Company, The Bank of New York, as Depositary (the “Depositary”), and the holders from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary and evidencing the American Depositary Shares. Each ADS will initially represent the right to receive one share of Common Stock deposited pursuant to the Deposit Agreement.

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (No. 333-120810), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Shares, which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the “Registration Statement.” If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Shares have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the “Prospectus,” except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term “Prospectus” shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a “Preliminary Prospectus.” All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 under the Securities Act (“Rule 434”), when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in the light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be “materially different,” as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the material included in paragraphs 3, 5, 7, 14, 16, 18 and 19 under the caption “Underwriting” in the Prospectus.

(c) The Company and the Depositary have filed with the Commission a registration statement on Form F-6 (No. 333-120814) for the registration under the Securities Act of the ADSs, which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. Such registration statement, as amended at the time it became effective is hereinafter referred to as the “ADS Registration Statement.” No stop order suspending the effectiveness of the ADS Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission. At the time of the effectiveness of the ADS Registration Statement and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the ADS Registration Statement complied or will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(d) Each of (i) PricewaterhouseCoopers Zhong Tian CPAs Limited Company (“PricewaterhouseCoopers Zhong Tian”), who has audited the financial statements and supporting schedules and information of each of (x) the Company and its subsidiaries and (y) 9Webzen Limited and its subsidiary that are included in the Registration Statement, and whose reports appear in the Registration Statement or the Prospectus, and (ii) Moores Rowland Mazars, who has audited the financial statements and supporting schedules and information of Object Software Limited and its subsidiaries that are included in the Registration Statement, and whose reports appear in the Registration Statement or the Prospectus, are independent public accountants as required by the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Rules and Regulations.

(e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Registration Statement and the Prospectus, the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock and there has been no material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity or properties of the Company and each subsidiary and affiliate of the Company listed on Exhibit A hereto (each a “Group Company” and together, the “Group Companies”), taken as a whole; (ii) the long-term debt or capital stock of the Company or any of its Group Companies; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement or the Prospectus (a “Material Adverse Change”). Since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any Group Company has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Group Companies taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

(f) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column headed “Actual” under the caption “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Prospectus, will be as set forth in the column headed “As Adjusted” under the caption “Capitalization”. All of the issued and outstanding shares of capital stock of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any person, upon the issuance or sale of any security, to acquire from the Company or any Group Company any Common Stock or other security of the Company or any Group Company or any security convertible into, or exercisable or exchangeable for, Common Stock or any other such security (any “Relevant Security”), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

(g) The Shares have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any person to acquire any Relevant Security from the Company or any Group Company upon issuance or sale of Shares underlying the ADSs in the Offering. The Common Stock and the Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor any Group Company has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(h) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company.

(i) ADRs, when issued by the Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized and validly issued and the persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement.

(j) The Deposit Agreement, the ADSs and the ADRs conform as to legal matters to the description thereof contained in the Prospectus.

(k) The Shares and the ADSs are freely transferable by the Company to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial holders thereof; and, except as disclosed in the Prospectus, there are no restrictions on subsequent transfers of the Shares or the ADSs under the laws of the Cayman Islands, the PRC or the United States. No holder of the Shares or ADSs is or will be subject to personal liability solely by reason of being such a holder.

(l) Except for the Overseas Subsidiaries and the PRC Subsidiaries listed on Exhibit A (each a “Subsidiary” and together, the “Subsidiaries”) and as otherwise disclosed in the Registration Statement and the Prospectus, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company in the respective percentages set forth in the Registration Statement and Prospectus, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”). None of the issued shares of capital stock or other ownership interest in any Group Company listed on Exhibit A was issued in violation of preemptive or similar rights of any securityholder of such Group Company.

(m) The Company has been duly organized and validly exists as an exempted limited liability company under the laws of the Cayman Islands. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Group Companies, taken as a whole; (ii) the long-term debt or capital stock of the Company or any Group Company; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).

(n) The Memorandum of Association and Articles of Association of the Company comply with the requirements of Cayman Islands law and are in full force and effect.

(o) Each Overseas Subsidiary has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. Each of the Overseas Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. Each of the Overseas Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect.

(p) Except for the Company’s PRC Subsidiaries listed on Exhibit A, the Company has no other direct or indirect subsidiaries or any other company (other than the PRC Affiliated Companies listed on Exhibit A) over which it has direct or indirect effective control incorporated or operating in the PRC. Each PRC Subsidiary has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of the People’ Republic of China (“PRC”). The liability of the Company or any other equity investor in respect of equity interests held in each PRC Subsidiary is limited to its investment therein. Each of the PRC Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. Each PRC Subsidiary’s business license is in full force and effect. Each of the PRC Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. The Articles of Association of each PRC Subsidiary comply with the requirements of applicable PRC law, including the PRC Company Law, and are in full force and effect.

(q) Each PRC Affiliate listed on Exhibit A has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of the PRC. Each of the PRC Affiliates has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Prospectus, and to own, lease and operate its respective properties. Each PRC Affiliate’s business license is in full force and effect. Each of the PRC Affiliates is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect. The Articles of Association of each PRC Affiliate comply with the requirements of applicable PRC law, including the PRC Company Law, and are in full force and effect. All of the issued shares of capital stock of or other ownership interests in each PRC Affiliate have been duly and validly authorized and issued and are fully paid and non-assessable and are owned by Messrs. Jun Zhu, Jie Qin or Xu Dong He, as the case may be, in the amount set forth in the Prospectus, directly, and, except as set forth in the Registration Statement and the Prospectus, free and clear of any Lien. Each of Messrs. Jun Zhu, Jie Qin and Xu Dong He is a citizen of the PRC, excluding Taiwan, Hong Kong S.A.R. and Macau S.A.R., and no application is pending in any other jurisdiction by him or on his behalf for naturalization or citizenship thereof.

(r) The Company and the Group Companies have all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits (including but not limited to the Internet content provision, Internet culture operation and Internet publishing licenses held by Shanghai IT and the advertising license held by Shanghai Advertisement) of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own or lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement and the Prospectus except where failure to obtain such consent would not have a Material Adverse Effect, and each such Consent is valid and in full force and effect, and neither the Company nor any Group Company has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Group Company, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent. None of the current businesses, activities, agreements or commitments of the Company or any Group Company is unauthorized or exceeds the business scope of its business licenses, except to the extent that the failure to be so authorized or to operate within the business scope of its business license could not reasonably be expected to have a

Material Adverse Effect. Each of the Company and the Group Company is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except where failure to be in compliance could not reasonably be expected to have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

(s) The Company has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by the Company.

(t) The execution, delivery, and performance of this Agreement and consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Prospectus do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Group Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Group Company is a party or by which the Company or any Group Company or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Group Company, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

(u) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Prospectus, including the issuance, sale and delivery of the Shares underlying the ADSs to be issued, sold and delivered hereunder, except the registrations under the Securities Act of the Shares and the ADSs, which have become effective, and such Consents as may be required under state or foreign securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the “NASD”) or NASD Regulation, Inc. (“NASDR”) in connection with the purchase and distribution of the Shares underlying the ADSs by the Underwriters, each of which has been obtained and is in full force and effect.

(v) All Consents required for the Company’s and its Subsidiaries’ contractual arrangements and agreements with the PRC Affiliated Companies and/or certain of their respective shareholders and the operations of any of the PRC Affiliated Companies

(collectively, the “Structuring”) and the execution, delivery and performance of the documents in connection therewith (the “Structuring Documents”) and of the material agreements filed as an exhibit to the registration statement (the “Material Agreements”) have been made or unconditionally obtained in writing and no such Consent is subject to any condition precedent which has not been fulfilled or performed. The description of the Structuring and each of the Structuring Documents and Material Agreements as set forth in the Prospectus is true and correct in all material respects. None of the Structuring Documents or the Material Agreements and none of the transactions comprising the Structuring has been revoked and to the Company’s knowledge no such revocation is pending or threatened. Each of the Structuring Documents and the Material Agreements have been entered into prior to the date hereof in compliance with all applicable national, provincial, municipal and local laws, except for such non-compliance that would not, individually or in the aggregate, affect the valid and binding nature of the Structuring, any Structuring Document, any Material Agreement or have a Material Adverse Effect, and constitutes a binding transaction completed by the parties to the Structuring Documents and the Material Agreements. Each of the Structuring Documents and the Material Agreements has been duly authorized, executed and delivered by each Group Company party thereto and, to the best of the Company’s knowledge, each other person that is a party to such agreement, and each Structuring Document and Material Agreement constitutes a valid and legally binding agreement of the Company and each applicable Group Company, as the case may be, and, to the best of the Company’s knowledge, each other person that is a party to such agreement and each such agreement is enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(w) The Structuring and the execution, delivery, and performance of the Structuring Documents and the Material Agreements and the consummation of the transactions contemplated thereby did not, do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Group Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Group Company is a party or by which the Company or any Group Company or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents or the business license of the Company or any Group Company, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

(x) There is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the

Company or any Group Company is a party or of which any property, operations or assets of the Company or any Group Company is the subject which, individually or in the aggregate, if determined adversely to the Company or any Group Company, could reasonably be expected to have a Material Adverse Effect; to the best of the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Group Company could not reasonably be expected to have a Material Adverse Effect.

(y) The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement and the Prospectus present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries and the other entities for which financial statements are included in the Registration Statement and the Prospectus; except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement and the Prospectus present fairly the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement. The pro forma financial statements included in the Registration Statement and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, and the related pro forma adjustments reflect the proper application of those adjustments to the historical financial statements amounts in the pro forma financial statements included in the Registration Statement and the Prospectus. The other financial and statistical information included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

(z) There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement and the Prospectus in accordance with Regulation S-X which have not been included as so required. The pro forma and as adjusted financial information included in the Registration Statement and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations.

(aa) The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein; the related adjustments made in the preparation of such pro forma and as adjusted financial information give appropriate effect to those assumptions; and such pro forma and as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(bb) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(cc) The Company and the Group Companies maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd) Neither the Company nor any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or ADSs.

(ee) Neither Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Shares underlying the ADSs pursuant to the Registration Statement. Except as disclosed in the Registration Statement and the Prospectus, neither Company nor any of its affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than shares of Common Stock issued pursuant to outstanding options, rights or warrants as described in the Registration Statement and the Prospectus.

(ff) No holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(gg) The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Prospectus, and after giving effect to application of the net proceeds of the Offering, will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

(hh) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Registration Statement and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act, or the Rules and Regulations and which have not been so described or filed.

(ii) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus.

(jj) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Prospectus or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(kk) The Company and each Group Company owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration and the Prospectus. The Company and the Group Companies have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Registration Statement and the Prospectus or such as do not (individually or in the aggregate) materially affect the value of such property or interfere with the use made or proposed to be made of such property by the Company and the Group Companies; and any real property and buildings held under lease or sublease by the Company and the Group Companies are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Group Companies. Neither the Company nor any Group Company has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Group Company.

(ll) The Company and each Group Company (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement and Prospectus and (ii) have no reason to believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the best of the Company’s knowledge, all material technical information developed by and belonging to the Company or any Group Company which has not been patented has been kept confidential. Except as set forth in the Registration Statement and the Prospectus, neither the Company nor any Group Company has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company and its Group Companies or those products and services described in the Registration Statement and Prospectus. To the best of the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any Group Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Group Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(mm) The Company and the Group Companies maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect. There are no material claims by the Company or any Group Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that could not reasonably be expected to have a Material Adverse Effect.

(nn) Each of the Company and the Group Companies has accurately prepared and timely filed all tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Group Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except where the failure to file or pay could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No material deficiency assessment with respect to a proposed adjustment of the Company’s or any Group Company’s taxes is pending or, to the best of the Company’s knowledge, threatened. The accruals and reserves on the books and records of the Company and the Group Companies in respect of tax liabilities for any taxable period not finally determined are reasonably adequate to meet any assessments and related liabilities reasonably expected for any such period and, since the date of most recent audited financial statements, the Company and the Group Companies have not incurred any liability for taxes other than in the ordinary course of its business. There is no material tax lien imposed by any taxing authority, outstanding against the assets, properties or business of the Company or any Group Company.

(oo) No labor disturbance by the employees of the Company or any Group Company exists or, to the best of the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Group Company’s principal suppliers, manufacturers’, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(pp) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any Group Company (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company or any Group Company, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and the environment (“Environmental Law”), except for violations and liabilities which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any Group Company has knowledge. Neither the Company nor any Group Company has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action. There is no pending or, to the best of the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Group Company.

(qq) To the best of the Company’s knowledge, none of the Company or the Group Companies, or any of their respective officers, directors, managers, agents or employees have, directly or indirectly made or authorized any contribution, payment or gift of funds, or property to any official, employee or agent of any governmental agency, authority or instrumentality in the PRC, Hong Kong, the Cayman Islands or the British Virgin Islands or any other jurisdiction where either the payment or gift or the purpose of such contribution, payment or gift was, is, or would, after the registration of the Shares and ADSs under the Exchange Act be prohibited under applicable law, rule or regulation of any relevant locality, including but not limited to, the U.S. Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations promulgated thereunder.

(rr) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ss) Neither the Company nor any Group Company (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case clauses (ii) and (iii) above) violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect and except (in the case of clause (ii) alone) for any lien, charge or encumbrance disclosed in the Registration Statement and the Prospectus.

(tt) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation – Critical Accounting Policies” in the Registration Statement and the Prospectus accurately and fully describes (i) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and its consolidated subsidiaries and which require management’s most difficult, subjective or complex judgments (“critical accounting policies”); (ii) judgments and uncertainties affecting the application of critical accounting policies; and (iii) explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions.

(uu) The Company’s board of directors and senior management have reviewed and agreed with the selection, application and disclosure of critical accounting policies and have consulted with their legal advisers and independent accountants with regard to such disclosure.

(vv) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity” in the Registration Statement and the Prospectus accurately and fully describes all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur. Neither the Company nor any Group Company has any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources of the Company and the Group Companies taken as a whole.

(ww) Except as disclosed in the Registration and the Prospectus, there are no outstanding guarantees or other contingent obligations of the Company or any Group Company that could reasonably be expected to have a Material Adverse Effect.

(xx) None of the Company and the Group Companies is currently prohibited, directly or indirectly, from paying any dividends or other distributions, or from making any other distribution on its equity interest, except as disclosed in the Registration Statement and the Prospectus; except as disclosed in the Registration Statement and the Prospectus, all dividends and other distributions declared and payable upon the equity interests in the Company or the PRC Subsidiaries or the Overseas Subsidiaries may be converted into foreign currency that may be freely transferred out of the Cayman Islands, the PRC (after complying with applicable procedural requirements described in the Prospectus) or Hong Kong, as the case may be, and all such dividends and other distributions are not and, except as disclosed in the Registration Statement and the Prospectus, will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands, the PRC or Hong Kong and, except as disclosed in the Registration Statement and the Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands, the PRC or Hong Kong, in each case without the necessity of obtaining any Consent in the Cayman Islands, the PRC or Hong Kong, except such as have been obtained.

(yy) None of the Company or any of the Group Companies nor any of their properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment. The irrevocable and unconditional waiver and agreement of the Company in this Agreement and the Deposit Agreement not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement and the Deposit Agreement is valid and binding under the laws of the PRC and the Cayman Islands.

(zz) Under the current laws and regulations of the Cayman Islands, all dividends and other distributions declared and payable on Common Stock in cash may be freely transferred out of the Cayman Islands in each case without there being required any consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in the Cayman Islands; and except as disclosed in the Registration Statement and the Prospectus, all such dividends and other distributions will not be subject to withholding, value-added or other taxes under the laws and regulations of the Cayman Islands.

(aaa) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters to the PRC, the Cayman Islands or any political subdivision or taxing authority thereof in connection with (i) the issuance, sale or delivery of the Shares to the Underwriters, including in the form of American Depositary Shares or (ii) the deposit with the Depositary of any Shares against the issuance of the corresponding ADSs and related ADRs.

(bbb) Based on the projected composition of the Company’s income and valuation of its assets, the Company does not expect to be a passive foreign investment company (“PFIC”) within the meaning of Section 1296 of the Internal Revenue Code of 1986, as amended, for the year ended December 31, 2004.

(ccc) The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and the PRC. The Company has the power to submit, and pursuant to Section 16 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and empower, and pursuant to Section 16 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, an authorized agent for service of process in any action arising out of or relating to this Agreement, the Prospectus, the Registration Statement, the ADS Registration Statement or the offering of the Shares or the ADSs in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 16 hereof.

(ddd) Any final judgment for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement and any instruments or agreements entered into for the consummation of the transactions contemplated herein and therein would be declared enforceable against the Company without re-examination or review of the merits of the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon or payment of any stamp, registration or similar tax or duty (i) by the courts of the Cayman Islands, provided that (A) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (B) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (C) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, and (D) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court, and (ii) by the courts of the PRC, provided that (A) the judgment was not contrary to the public policy, state sovereignty or security of the PRC, (B) the judgment was not given or obtained by fraud, (C) the judgment was not based on clear mistake of law or fact, (D) the judgment was not directly or indirectly for the payment of taxes or other charges of a like nature or of a fine or other penalty, (E) the judgment was for a definite sum of money, (F) the judgment was final and conclusive, (G) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (H) such judgments do not conflict with any other valid judgment in the same matter between the same parties, (I) an action between the same parties in the same matter is not pending in any PRC court at the time the lawsuit is instituted in the New York Court, and (J) the requirements of the PRC Civil Procedures Law based either on treaties between the PRC and the United States or on reciprocity between such jurisdictions were met. The Company is not aware of any reason why the enforcement in the Cayman Islands or the PRC of such a New York Court judgment would be, as of the date hereof, contrary to public policy of the Cayman Islands or contrary to the public policy, state sovereignty or security of the PRC.

Any certificate signed by or on behalf of the Company and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder severally but not jointly represents and warrants to, and agrees with, each of the Underwriters that:

(a) Such Selling Stockholder has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement, the ADS Registration Statement and the Prospectus. This Agreement and the transactions contemplated by this Agreement, the Registration Statement and the Prospectus have been duly and validly authorized by such Selling Stockholder. This Agreement has been duly and validly executed and delivered by the Attorney-In-Fact (as defined below) for such Selling Stockholder and constitutes the legal, valid and binding obligation of such Selling Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Such Selling Stockholder has full right, power and authority to execute and deliver a Custody Agreement and Power of Attorney substantially in the form of Exhibits B and C hereto (such Selling Stockholder’s “Custody Agreement” and “Power of Attorney”, respectively), to perform its obligations thereunder and to consummate the transactions contemplated by thereby. The Custody Agreement and Power of Attorney and the transactions contemplated thereby have been duly and validly authorized by such Selling Stockholder. The Custody Agreement and Power of Attorney have each been duly and validly executed and delivered by such Selling Stockholder and constitute the legal, valid and binding obligation of such Selling Stockholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Counterparts of such Selling Stockholder’s Custody Agreement, duly signed by (i) the Company, as custodian (in such capacity, the “Custodian”) and (ii) Jun Zhu, as such Selling Stockholders’ attorney-in-fact (in such capacity, the “Attorney-In-Fact”) have been delivered to the Company and the Lead Manager on or prior to the date of this Agreement.

(c) Such Selling Stockholder agrees that the Shares to be sold by such Selling Stockholder, whether or not on deposit with the Custodian, are subject to the interests of the Underwriters to the extent as stated therein, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and Power of Attorney, by any act of such Selling Stockholder, by operation of law or by the occurrence of any other event. If such Selling Stockholder should die or become incapacitated, or if any other event should occur affecting the legal status or capacity of such Selling Stockholder before the delivery of the Shares to be sold by a Selling Stockholder hereunder, the documents evidencing the Shares to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

(d) Such Selling Stockholder has, and on the Closing Date, will have, good and valid title to and is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder, and upon sale and delivery of, and payment for, such Shares as provided herein, such Selling Stockholder will convey to the Underwriters good and marketable title to such Shares, free and clear of all Liens. Certificates for all of the Shares to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement.

(e) No Consent of, from or with any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic, is required for the execution, delivery and performance by the Selling Stockholder of this Agreement or its Custody Agreement and Power of Attorney, or consummation by the Selling Stockholders of the transactions contemplated herein or therein, except such as have been obtained under the Securities Act and such as may be required under the state or foreign securities laws, the blue sky laws of any jurisdiction, the NASD or NASDR in connection with the purchase and distribution of such Selling Stockholder’s Shares and the corresponding ADSs by the Underwriters.

(f) The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and consummation of any of the other transactions contemplated herein and therein by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will not (A) conflict with, result in a breach or violation of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to any law, statute, rule or regulation or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is party or bound, or to which any of the property or assets of such Selling Stockholder is subject, or (B) if such Selling Stockholder is not a natural person, result in any violation of the provisions of any charter or bylaws or certificate of formation, trust agreement, partnership agreement, articles of partnership or other organizational documents, as applicable, of the Selling Stockholder, or (C) result in any violation or breach of any judgment, order, decree statute, rule or regulation applicable to such Selling Stockholder of any court or any public, governmental or regulatory agency or body, administrative agency or arbitrator having jurisdiction over such Selling Stockholder, provided, however, that no representation is made with respect to this clause (c) as to any laws of any jurisdictions or NASD rules in connection with the purchase on distribution of the Shares underlying the ADSs to be sold by such Selling Stockholder hereunder by the Underwriter.

(g) Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering of the Shares, except for such rights as have been waived or which are described in the Prospectus (and which have been complied with).

(h) Such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any other Selling Stockholder to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

(i) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering or, to such Selling Stockholder’s knowledge, any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, subsidiaries or affiliates that may affect the Underwriters’ compensation as determined by the NASD.

(j) The information in the Registration Statement and the Prospectus which relates to such Selling Stockholder does not, and will not on the Closing Date, contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein relating to such Selling Stockholder (x) in the case of the Registration Statement, not misleading and (y) in the case of the Prospectus, in the light of the circumstances under which they were made, not misleading. In addition, each of Tao Sun, Xudong He and Magic Health Limited, severally but not jointly, further represents and warrants to, and agrees with, each of the Underwriters that he or it, as applicable, has reviewed (but without other independent investigations) the Registration Statement and the Prospectus and (1) has no actual knowledge of any material adverse information with regard to the Company or the Group Companies which is not disclosed in the Registration Statement and the Prospectus and (2) is not prompted to sell the Shares and the Additional Shares, if any, to be sold by him or it, as applicable, by any information concerning the Company or any Group Company which is not set forth in the Registration Statement and the Prospectus.

(k) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that could be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or ADSs.

(l) Such Selling Stockholder has not distributed and will not distribute, prior to the later of the Additional Closing Date, if any, and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares by the Selling Stockholders other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

(m) The representations and warranties of such Selling Stockholder in its Custody Agreement and Power of Attorney are, and on the Closing Date will be, true and correct.

Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Representative or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

3. Purchase, Sale and Delivery of the Shares.

(a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees, and each Selling Stockholder, severally and not jointly, agrees, to sell to the Underwriters and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders, at a purchase price per share of $[•], the number of Firm Shares set forth opposite their respective names on Schedule I hereto together with any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b) Payment of the purchase price for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day (unless postponed in accordance with the provisions of Section 10 or 11 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A under the Securities Act, the third or (as permitted under Rule 15c6-1 under the Exchange Act) fourth business day after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by the Lead Manager and the Company (such time and date of payment and delivery being herein called the “Closing Date”).

Payment of the purchase price for the Firm Shares shall be made by wire transfer in same day funds to or as directed by the Company and the Custodian (pursuant to each Selling Stockholder’s Power of Attorney and Custody Agreement), as the case may be, upon delivery of the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Firm Shares to be sold by the Selling Stockholders to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholders’ obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to the Selling Stockholders hereunder and to hold such amounts for the account of the Selling

Stockholders with the Custodian under the Custody Agreement and Power of Attorney. Certificates for the Firm Shares, or the corresponding ADRs in case the Underwriters have elected to take delivery of any Shares in the form of ADSs, shall be registered in such name or names and shall be in such denominations (not less than the minimum denomination of such Shares or ADSs, as the case may be, as set forth in the Registration Statement or the Prospectus) as the Lead Manager may request at least two business days before the Closing Date. The Company and the Custodian will permit the Lead Manager to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

(c) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to 911,250 Additional Shares at the same purchase price per share to be paid by the Underwriters for the Firm Shares as set forth in Section 3(a) above, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Lead Manager to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Lead Manager, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the “Additional Closing Date”); provided, however, that no Additional Closing Date shall occur earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Upon any exercise of the option as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, agrees to purchase from the Company the number of Additional Shares that bears the same proportion of the total number of Additional Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares that the Underwriters have agreed to purchased hereunder, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in its sole discretion shall make.

(d) Payment of the purchase price for the Additional Shares shall be made at 10:00 A.M., New York City time, on the Additional Closing Date (unless postponed in accordance with the provisions of Section 10 hereof), or such other time as shall be agreed upon by the Lead Manager and the Company. Payment of the purchase price for the Additional Shares shall be made by wire transfer in same day funds to or as directed by the Company upon delivery of certificates for the Additional Shares to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters. Certificates for the Additional Shares, or the corresponding ADRs in case the Underwriters have elected to take delivery of any Shares in the form of ADSs, shall be registered in such name or names and shall be in such denominations (not less than the minimum denomination of such Shares or ADSs, as the case may be, as set forth in the

Registration Statement or the Prospectus) as the Lead Manager may request at least two business days before the Additional Closing Date. The Company will permit the Lead Manager to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

4. Offering. Upon authorization of the release of the Firm Shares by the Lead Manager, the Underwriters propose to offer the Shares and the corresponding ADSs for sale to the public upon the terms and conditions set forth in the Prospectus.

5. Covenants of the Company; Covenants of the Selling Stockholders.

(a) The Company covenants and agrees with the Underwriters that:

(i) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Lead Manager of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434, and the Prospectus shall not be “materially different” (as such term is used in Rule 434) from the Prospectus included in the Registration Statement at the time it became effective.

The Company will notify the Lead Manager immediately (and, if requested by the Lead Manager, will confirm such notice in writing) (i) when the Registration Statement, the ADS Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or the ADS Registration Statement or for any additional information, (iii) of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or the Prospectus or the ADS Registration Statement, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus or the ADS Registration Statement, including but not limited to Rule 462(b) under the Securities Act, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendments thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (vi) of the receipt of any comments from the Commission, and (vii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares or ADSs for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the

Registration Statement or the ADS Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement to which the Lead Manager shall object in writing after being timely furnished in advance a copy thereof. The Company will provide the Lead Manager with copies of all such amendments, filings and other documents a sufficient time prior to any filing or other publication thereof to permit the Lead Manager a reasonable opportunity to review and comment thereon.

(ii) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Deposit Agreement, the Registration Statement, the ADS Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement, the Company will notify the Lead Manager promptly and prepare and file with the Commission, subject to Section 5(a)(i) hereof, an appropriate amendment or supplement (in form and substance satisfactory to the Lead Manager) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(iii) The Company will promptly deliver to each of the Lead Manager and Davis Polk & Wardwell (the “Underwriters’ U.S. Counsel”) a signed copy of each of the Registration Statement and the ADS Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five years after the date of filing. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, the ADS Registration Statement, and all amendments of and supplements to such documents, if any, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

(iv) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(v) The Company will use its best efforts, in cooperation with the Lead Manager, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares and the corresponding ADSs for offering and sale under the securities laws relating to the offering or sale of the Shares and the corresponding ADSs of such jurisdictions, domestic or foreign, as the Lead Manager may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

(vi) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(vii) During the period of 180 days from the date of the Prospectus, without the prior written consent of the Lead Manager the Company (A) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (B) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, and (C) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; and the Company will obtain an undertaking in substantially the form of Annex VII hereto of each of its officers and directors, each of the Selling Stockholders and its stockholders listed on Schedule III attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than the sale by the Company and the Selling Stockholders of Shares as contemplated by this Agreement and the Company’s issuance of Common Stock upon (1) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (2) the exercise of currently outstanding options; (3) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof, each as described in the Registration Statement and the Prospectus; and (4) in connection with acquisitions made by the Company, provided that no more than 10% of the number of shares of Common Stock then outstanding are issued in connection with such acquisitions and provided, further, that the recipients receiving Common Stock in connection with such acquisitions agree in writing with the Underwriters to the restrictions of this Section 5(a)(vii). The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person that is prohibited pursuant to the foregoing, except for registration statement on Form S-8 relating to stock option plans, without the prior written consent of the Lead Manager.

Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this subsection shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(viii) During the period of five years from the effective date of the Registration Statement, the Company will furnish to the Lead Manager copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Lead Manager, except to the extent that such information is otherwise publicly available, (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Lead Manager may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

(ix) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption “Use of Proceeds” in the Prospectus.

(x) The Company will use its best efforts to list the ADSs for quotation on the NASDAQ and maintain the listing of the ADSs on the NASDAQ.

(xi) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(xii) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date or the Additional Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Firm Shares and the Additional Shares.

(xiii) The Company will not take, and will cause its affiliates (within the meaning of Rule 144 under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Shares or ADSs.

(b) Each Selling Stockholder, severally and not jointly, covenants and agrees with the Underwriters:

(i) To deliver to the Lead Manager prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-8, which may be replaced by any other applicable form or statement specified by Treasury Department regulations in lieu thereof.

(ii) To notify promptly the Company and the Representative if, at any time prior to the date on which the distribution of the Shares and ADSs as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Stockholder has knowledge of the occurrence of any event relating to such Selling Stockholder as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact relating to such Selling Stockholder or omit to state any material fact relating to such Selling Stockholder necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, each of Tao Sun, Xudong He and Magic Health Limited, severally and not jointly, further covenants and agrees with the Underwriters to notify promptly the Company and the Representative if, at any time prior to the date on which the distribution of the Shares and ADSs as contemplated herein and in the Prospectus has been completed, as determined by the Representative, he or it, as applicable, has actual knowledge (without duty to conduct independent investigations) of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iii) To cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest practical time and to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent of such Selling Stockholder to the delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

(iv) To deliver to the Lead Manager on or prior to the date of this Agreement each lock-up agreement referenced in Section 7(l) hereof.

6. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement, the ADS Registration Statement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company and the Selling Stockholders hereby agree to pay all costs and expenses incident to the performance of their obligations hereunder, including the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares and ADSs under the Securities Act and the Offering; (iii) the cost of producing this Agreement and any agreement among Underwriters, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares and the corresponding ADSs for offering and sale under state or foreign securities or blue sky laws as provided in Section 5(a)(v) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; (vi) all fees and expenses in connection with listing the ADSs on the NASDAQ; (vii) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (viii) all costs and expenses related to the transfer and delivery of the Shares, in the form of Common Stock or ADSs, to the Underwriters, including any transfer or other taxes payable thereon; and (ix) the fees of the Custodian and other fees and expenses related to the offering of the Shares by the Selling Stockholders. The Company also will pay or cause to be paid: (x) the cost of preparing certificates representing the Shares and ADSs; (y) the cost and charges of any transfer agent, registrar or depositary for the Shares and ADSs; and (z) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in this Section, and Sections 8, 9 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and transfer taxes on resale of any of the Shares and the corresponding ADSs by them. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 7 or 13(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of pocket expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith.

(b) Each Selling Stockholders will pay all fees and expenses related to the offering of the Shares to be sold by it, including (i) the fees and disbursements of its counsel, if any, and (ii) any applicable share transfer, stamp duties or other taxes related to the offering of its Shares. Notwithstanding the foregoing, nothing herein shall affect any agreement that the Company and the Selling Stockholders may make for the sharing or allocation of such costs and expenses.

7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7, “Closing Date” shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to the Lead Manager or to counsel for the Underwriters pursuant to this Section 7 of any misstatement or omission, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional conditions:

(a) The Registration Statement shall have become effective and all necessary foreign and domestic regulatory or stock exchange approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Lead Manager; if the Company shall have elected to rely upon Rule 430A or Rule 434 under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a)(i) hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

(b) At the Closing Date you shall have received the written opinion of Latham & Watkins LLP, U.S. counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex I.

(c) At the Closing Date you shall have received the written opinion of Maples and Calder, Cayman Islands counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex II.

(d) At the Closing Date you shall have received the written opinion of Fangda Partners, PRC counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex III.

(e) At the Closing Date you shall have received the written opinion of Charltons, Hong Kong counsel for the Company, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex IV.

(f) At the Closing Date you shall have received the written opinion of such counsel for each of the Selling Stockholders as specified in Annex V, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex V.

(g) At the Closing Date you shall have received the written opinion of Emmet, Marvin and Marvin, LLP, counsel for the Depositary, dated the Closing Date addressed to the Underwriters in the form attached hereto as Annex VI.

(h) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Lead Manager and to the Underwriters’ U.S. Counsel, and the Underwriters shall have received from each of the Underwriters’ U.S. Counsel and Commerce & Finance Law Offices (the “Underwriters’ PRC Counsel”) a favorable written opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares and the corresponding ADSs, the Registration Statement and the Prospectus and such other related matters as the Lead Manager may require, and the Company shall have furnished to the Underwriters’ U.S. Counsel and the Underwriters’ PRC Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(i) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Group Companies have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included in the Registration Statement and the Prospectus pursuant to the Rules and Regulations that have not been included as required and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (x) the business, condition (financial or otherwise), results of operations, stockholders’ equity or properties of the Company and the Group Companies, taken as a whole; (y) the long-term debt or capital stock of the Company or any of its Group Companies; or (z) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement, the ADS Registration Statement and the Prospectus.

(j) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from each of (x) PricewaterhouseCoopers Zhong Tian,

independent registered public accounting firm for the Company, (y) PricewaterhouseCoopers Zhong Tian, independent registered public accounting firm for 9Webzen Limited and (z) Moores Rowland Mazars, independent public accountants for Object Software Limited, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters’ U.S. Counsel.

(k) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any Group Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and the Group Companies, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident or other calamity at any of the properties owned or leased by the Company or any of its Group Companies, the effect of which, in any such case described above, is, in the judgment of the Lead Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(l) The Lead Manager shall have received a duly executed lock-up agreement from each person who is a director or officer of the Company, each Selling Stockholder and each other stockholder of the Company listed on Schedule III hereto, in each case substantially in the form attached hereto as Annex VII.

(m) At the Closing Date, the ADSs shall have been approved for quotation on the NASDAQ.

(n) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares or the corresponding ADSs; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares or the corresponding ADSs.

(p) The Company shall have furnished the Underwriters, the Underwriters’ U.S. Counsel and the Underwriters’ PRC Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

(q) At the Closing Date, the Lead Manager shall have received a certificate of an authorized representative of each Selling Stockholder, dated the Closing Date, to the effect that the representations and warranties of such Selling Stockholder set forth in Section 2 hereof are accurate and that such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(r) Each Selling Stockholder shall have completed the transactions contemplated by this Agreement and the respective Custody Agreement, including, without limitation, delivering to the Custodian the Shares that it is obligated to sell hereunder.

(s) On or prior to the Closing Date, you shall have received a properly completed and executed United States Treasury Department Form W-8 from each Selling Stockholder.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Lead Manager or to the Underwriters’ U.S. Counsel or the Underwriters’ PRC Counsel pursuant to this Section 7 shall not be satisfactory in form and substance to the Lead Manager and to the Underwriters’ U.S. Counsel or the Underwriters’ PRC Counsel, all obligations of the Underwriters hereunder may be cancelled by the Lead Manager at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Lead Manager at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

8. Indemnification.

(a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or the ADS Registration Statement or amendment thereof, or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in the ADS Registration Statement or any amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the

Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Manager expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in the last sentence of Section 1(b) hereof; provided, further, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

(b) Each of the Selling Stockholders shall, severally and not jointly, indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact relating to such Selling Stockholder contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or the ADS Registration Statement or amendment thereof, or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or in the ADS Registration Statement or any amendment thereof, a material fact relating to such Selling Stockholder required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such Selling Stockholder will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Lead Manager expressly for use therein. The parties agree that such information provided by or on behalf of any Underwriter through the Lead Manager consists solely of the material referred to in the last sentence of Section 1(b) hereof; provided, further, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person. This indemnity agreement will be in addition to any liability which each of the Selling Stockholders may otherwise have, including but not limited to other liability under this Agreement; provided, however, that in no case shall any Selling Stockholder be liable or responsible for any amount in excess of the proceeds (net of the underwriting discounts and commissions but before deducting other expenses) applicable to the Shares sold by the Selling Stockholder pursuant to the transactions contemplated hereby.

(c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Stockholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Lead Manager specifically for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any

Underwriter through the Lead Manager consists solely of the material referred to in the last sentence of Section 1(b) hereof. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including but not limited to other liability under this Agreement.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying parties not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and any Selling Stockholder, any contribution received by the Company and any Selling Stockholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, any Selling Stockholder and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or a Selling Stockholder on the one hand or the Underwriters on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (iii) no Selling Stockholder shall be required to contribute an amount in excess of the proceeds (net of the underwriting discounts and commissions but before deducting other expenses) applicable to the Shares sold by the Selling Stockholder pursuant to the transactions contemplated hereby. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company and any Selling Stockholder shall have the same rights to contribution as the Company and any Selling Stockholder, as applicable, subject in each case to clauses (i), (ii) and (iii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Company and the Selling Stockholders to contribute pursuant to this Section 9 are several and not joint. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

10. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Lead Manager pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company and the Selling Stockholders that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Lead Manager in its sole discretion shall make.

(b) In the event that the aggregate number of Default Shares exceeds 10% of the number of Firm Shares or Additional Shares, as the case may be, the Lead Manager may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein. In the event that within five calendar days after such a default the Lead Manager does not arrange for the purchase of the Default Shares as provided in this Section

10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Sections 6, 8, 9, 12 and 13(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

(c) In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Lead Manager or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ U.S. Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

11. Selling Stockholder Default.

(a) If any Selling Stockholder or Selling Stockholders shall default in its or their obligation to sell and deliver any Shares hereunder, then the Lead Manager may, by notice to the Company, terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 2, 6, 8, 9, 12 and 13 hereof shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

(b) In the event that such default occurs and the Company and Underwriters agree to proceed with the Offering, then the Underwriters may, at the option of the Lead Manager, or the Company shall have the right, in each case by notice to the other, to postpone the Closing Date for a period not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters’ U.S. Counsel, may thereby be made necessary or advisable; and in no event shall the Company be obligated to increase the number of Shares it is required to sell hereunder.

12. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders contained in this Agreement or in certificates of officers of the Company or any Group Company or of the Selling Stockholders submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or any Selling Stockholder, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2 and the agreements contained in Sections 6, 8, 9, 12 and 13 hereof shall survive any termination of this Agreement, including termination pursuant to Section 10, 11 or 13 hereof.

13. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of (i) receipt by the Lead Manager and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 13 and of Sections 1, 2, 6, 8, 9, 12 and 14 through 21, inclusive, shall remain in full force and effect at all times after the execution hereof.

(b) The Lead Manager shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Lead Manager will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on The New York Stock Exchange (“the NYSE”) or the NASDAQ shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or the NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Lead Manager, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

(c) Any notice of termination pursuant to this Section 13 shall be in writing specifying the provision of this Agreement that was invoked for the termination.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Lead Manager, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

14. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parish, Senior Managing Director, Equity Capital Markets, with a copy to Underwriter’s U.S. Counsel at Davis Polk & Wardwell, 18/F, The Hong Kong Club Building, 3A Chater Road, Central, Hong Kong, Attention: John G. Crowley;

(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company at The9 Limited, 30/F, CITIC Square, No. 1168 Nanjing Road (W), Shanghai, PRC 200041, Attention: Jun Zhu, CEO, with a copy its U.S. counsel at the addresses set forth in the Registration Statement, Attention: David T. Zhang;

(c) if sent to the Selling Stockholders, shall be mailed, delivered, or faxed and confirmed in writing to the Custodian at The9 Limited, 30/F, CITIC Square, No. 1168 Nanjing Road (W), Shanghai, PRC 200041, Attention: Jun Zhu, CEO;

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to Bear Stearns, which address will be supplied to any other party hereto by Bear Stearns upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Stockholders and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling persons and their respective successors, officers, directors, heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Shares or ADSs from any of the Underwriters.

16. Governing Law and Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the Company and each Selling Stockholder irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Deposit Agreement, the Registration Statement and the Prospectus (each, a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such

Proceeding is brought in an inconvenient forum. Each of the Company and each Selling Stockholder hereby irrevocably designates CT Corporation System Inc, 111 Eighth Avenue, New York, New York 10011 as agent upon whom process against the Company or any Selling Stockholder may be served. EACH OF THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS), THE SELLING STOCKHOLDER AND UNDERWRITERS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, THE ADS REGISTRATION STATEMENT AND THE PROSPECTUS.

17. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of each of the Company and any Selling Stockholder with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, each of the Company and the Selling Stockholders agree as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company or the Selling Stockholders, as the case may be, an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

18. Foreign Taxes. All payments made by the Company or any of the Selling Stockholders under this Agreement will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Cayman Islands, Hong Kong, the PRC or the British Virgin Islands or any political subdivision or any taxing authority thereof or therein unless the Company is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof, except to the extent such taxes, duties, assessments or other governmental charges are imposed or levied by reason of such Underwriter’s or controlling person’s being connected with the Cayman Islands, Hong Kong, the PRC or the British Virgin Islands other than by reason of its being an Underwriter or a person controlling any Underwriter under this Agreement.

19. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

21. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

The9 Limited

By:
Name:	Jun Zhu
Title:	Chairman and Chief Executive Officer

Selling Stockholders:
Xudong He
Hing Hing Kung
Tao Sun
Blue Stories Limited
Magic Health Limited
Natural Flow Limited

By:
Name:	Jun Zhu
Title:	Attorney-in-Fact for the Selling Stockholders

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.

By:
Name:
Title:

On behalf of itself and the other

Underwriters named in Schedule I hereto.

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Additional Shares to be Purchased if Option is Fully Exercised
US.
Bear, Stearns & Co. Inc.
CLSA Limited[1]

Total

International
Bear Stearns Asia Limited
CLSA Limited[1]

Total

[1]	CLSA Limited has formed a strategic alliance with CIBC World Markets Corp. pursuant to which they share underwriting obligations with respect to the Offering.

I-1

SCHEDULE II

Selling Stockholder	Total Number of Firm Shares to be Sold
Tao Sun
Xudong He
Natural Flow Limited
Blue Stories Limited
Magic Health Limited
Hing Hing Kung

II-1

SCHEDULE III

Incsight Limited
Bosma Limited
Air Tech Ventures Limited
Blue Stories Limited
Magic Health Limited
Natural Flow Limited
Xudong He
Hing Hing Kung
Tao Sun

III-1

EXHIBIT A

Subsidiaries

Subsidiaries Incorporated Outside the PRC (the “Overseas Subsidiaries”)

GameNow.net (Hong Kong) Ltd. (“Gamenow Hong Kong”)

China The9 Interactive Limited (“C9I”)

9Webzen Limited (“9Webzen Hong Kong”)

City GameNet Limited

Subsidiaries Incorporated in the PRC (the “PRC Subsidiaries”)

The9 Computer Technology Consulting (Shanghai) Co., Ltd. (“The9 Computer”)

9Webzen (Shanghai) Co., Ltd. (“9Webzen Shanghai”)

Affiliated Companies Incorporated in the PRC (the “PRC Affiliated Companies”)

Shanghai Jiucheng Information Technology Co., Ltd. (“Shanghai IT”)

Shanghai Jiucheng Advertisement Co., Ltd. (“Shanghai Advertisement”)

A-1

EXHIBIT B

Form of Custody Agreement

The9 Limited

30/F CITIC Square

No. 1168 Nanjing Road West

Shanghai 200041

People’s Republic of China

Attention: [•]

Ladies and Gentlemen:

This Custody Agreement (“Agreement”) is executed by the undersigned stockholder (the “Selling Stockholder”) in connection with and in furtherance of a proposed public offering (the “Public Offering”) of shares of Ordinary Shares, par value US$0.01 per share (the “Common Shares”) in the form of American Depositary Shares (“ADSs”), of The9 Limited, an exempted company with limited liability existing under the laws of the Cayman Islands (the “Company”). The proposed underwritten Public Offering will be effected pursuant to an underwriting agreement (the “Underwriting Agreement”) to be entered into by and among the Company, the Selling Stockholder, other Selling Stockholders and Bear, Stearns & Co. Inc., as Representative on behalf of a group of underwriters (the “Underwriters”). In connection with the Public Offering, [•], has been appointed as the Transfer Agent (the “Transfer Agent”) for the Common Shares. Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed to them in the Underwriting Agreement.

The Selling Stockholder proposes to sell up to the aggregate number of Firm Shares listed opposite the Selling Stockholder’s name on Schedule II to the Underwriting Agreement (collectively, the “Firm Shares”) to the Underwriters for reoffering of the Firm Shares in the form of ADSs together with shares of Common Shares and Additional Shares, if any, to be purchased by the Underwriters from the Company (collectively, the “Additional Shares” and, together with the Firm Shares, the “Shares”).

In connection with and to facilitate the sale of the Shares to the Underwriters, the undersigned hereby appoints [the Company] as custodian (the “Custodian”) and herewith deposits or will cause to be deposited with the Custodian one or more certificates representing shares of Common Shares which share certificates together represent not less than the total number of Shares to be sold by the undersigned to the Underwriters in the Public Offering, which number is set forth on Schedule I hereto. The Custodian is hereby authorized, in its capacity as custodian, to take delivery of the certificates or instruments set forth on Schedule I hereto to be completed and delivered with this Agreement by the Selling Stockholder, which certificates or instruments represent such shares of the Common Shares held by the Selling Stockholder that will constitute the Shares to be sold by the Selling Stockholder (collectively, the “Certificates”). Each such Certificate so deposited is in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon guaranteed by a commercial bank or trust company in the United States or by a member firm of the New York Stock Exchange, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned so guaranteed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys-in-Fact, (a) to hold in custody the Certificate or Certificates deposited herewith, (b) to deliver or to authorize the Transfer Agent to deliver the Certificate or Certificates deposited hereunder (or replacement certificate(s) for the Shares) to or at the direction of the Attorneys-in-Fact in accordance with the terms of the Underwriting Agreement and (c) to return or cause the Transfer Agent to return to the undersigned new certificate(s) for the shares of Common Shares represented by any Certificate deposited hereunder that are not sold pursuant to the Underwriting Agreement.

The Custodian’s acceptance hereof by the execution of this Agreement shall constitute an acknowledgement by the Custodian of the receipt of the Certificates herein referred to, shall constitute an acceptance by the Custodian of the authorization herein conferred and shall evidence the Custodian’s agreement to carry out and perform this Agreement in accordance with the provisions hereof. The Custodian shall be protected in acting upon any certificate, notice or other instrument in writing received by the Custodian hereunder or under the Underwriting Agreement that in good faith the Custodian shall believe to be genuine and to have been filed or presented by a proper person or persons, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained.

Concurrently with the execution of this Agreement, the Selling Stockholder has executed and delivered a Power of Attorney (a “Power of Attorney”) naming [•] [of the Company] and [•], or either of them acting singly or together, as attorney-in-fact (each, an “Attorney-in-Fact”) to act for the Selling Stockholder in connection with the sale by the Selling Stockholder of the Shares pursuant to a Registration Statement (the “Registration Statement”) on Form F-1 (File No. 333-[•]) under the United States Securities Act of 1933, as amended, including the taking of certain actions on behalf of the Selling Stockholder pursuant to the Underwriting Agreement, a preliminary draft of which has been delivered to the Selling Stockholder.

In order to secure the performance of the Underwriting Agreement and the sale thereunder of the Shares, the Selling Stockholder agrees with the Custodian as follows:

1. The Selling Stockholder hereby appoints the Custodian to act as the Selling Stockholder’s agent as provided herein and the Custodian hereby accepts such appointment. The Custodian shall act in accordance with the instructions set forth in this Agreement and any further instructions given to it by written instrument signed by the Selling Stockholder acting through the Attorney-in-Fact.

2. The Selling Stockholder agrees that all Shares represented by the Certificates deposited hereunder are subject to the interest of the Underwriters and the Company for the purpose of completing the transactions contemplated by the Underwriting Agreement and the interests of the Attorney-in-Fact (in their capacities as such) under the Power of Attorney; the powers and authority hereby granted are irrevocable and shall not be terminated by any act of the Selling Stockholder, or by operation of law, whether by the termination, liquidation, winding up or dissolution of the Selling Stockholder, or by the occurrence of any other event (including, without limitation, the bankruptcy or insolvency of the Selling Stockholder). If, after the execution hereof, the Selling Stockholder should be dissolved or liquidated, or if any other event shall occur before the completion of the transactions contemplated by the Underwriting Agreement and this Agreement, the Custodian is nevertheless authorized and directed to deal with the Certificates deposited hereunder or the certificates issued in exchange therefor and to do all things herein provided for in accordance with the terms and conditions hereof as if the termination, liquidation, winding up or dissolution of the Selling Stockholder or other event had not occurred regardless of whether or not the Custodian shall have received notice thereof. This Agreement shall be binding upon the successors and assigns of the Selling Stockholder.

3. Until the first to occur of (i) the Closing Date (as defined in the Underwriting Agreement) with respect to the Shares sold by the Selling Stockholder, or (ii) the termination of this Agreement pursuant to paragraph 5 below, the Custodian shall hold the Certificates and related stock power and written instrument(s) of transfer in safekeeping.

4. Upon the Closing Date, the Custodian is authorized and directed, upon the instructions of the Attorney-in-Fact, to cause the number of the Selling Stockholder’s Shares to be sold, to be transferred on the books of the Company, and to issue certificates, free of any restrictive legend, representing such Shares to the Underwriters in the name of such person or persons, in such denominations and at such time as the Underwriters shall direct, and [the Company] in its capacity as Custodian shall, or shall cause the Transfer Agent to, deliver, upon the instructions of the Attorney-in-Fact, such new certificates on such Delivery Date to the Underwriters for the accounts of the Underwriters; provided that such delivery shall be against payment to the Custodian or to the Attorney-in-Fact, as they direct, of the aggregate purchase price to be paid by the Underwriters to the order of the Selling Stockholder in the amount and the manner specified in the Underwriting Agreement. If payment is made to the Attorney-in-Fact, the Attorney-in-Fact shall deposit such payment with the Custodian, and the Custodian shall dispose of such funds as hereinafter provided.

5. Notwithstanding any other provision of this Agreement to the contrary, this Agreement shall terminate forthwith upon (i) the termination of the Underwriting Agreement, with respect to the Selling Stockholder in accordance with the provisions thereof, (ii) the failure to consummate the sale of any of the Shares to the Underwriters within 30 days of the date on which the Underwriting Agreement is executed or (iii) the failure of the Underwriters to execute the Underwriting Agreement by [DATE]. Upon any such termination of this Agreement, the Custodian is authorized and directed to return to the Selling Stockholder the Certificates delivered herewith, together with any related stock powers and written instrument(s) of transfer, if still in possession of the Custodian hereunder.

6. Until payment in full has been made for the number of Shares that are sold pursuant to the provisions of the Underwriting Agreement, the Selling Stockholder shall remain the record and beneficial owner of the Shares deposited hereunder and shall have all the rights of a stockholder of the Company with respect to the Shares, including the right to receive dividends attributable to the Shares and to vote all of the Shares.

7. It is understood that the Underwriters intend to reoffer the Shares in the form of ADSs to the public at a price per share that is higher than the price per Share paid to the Selling

Stockholder. In addition, it is understood that the Selling Stockholder shall have no liability for the fees and expenses of the Custodian except as provided in paragraph 8 hereof and in the Underwriting Agreement.

8. The Custodian is further authorized in its discretion to advance funds for the account of the Selling Stockholder for the purchase of any share transfer stamps or the payment of any share transfer tax required in connection with the sale of any of the Selling Stockholder’s Shares to the Underwriters and to reimburse itself for the cost of such stamps and tax, if any, out of the purchase price received by it for such Shares.

9. After making the payments provided for in paragraph 8 above, the Custodian is directed (a) to remit to the Selling Stockholder the balance of the purchase price received by it in respect of the Selling Stockholder’s Shares sold by the Selling Stockholder and (b) to return to the Selling Stockholder a certificate or certificates for Shares, if any, registered in the same manner as the Certificates delivered to it herewith, for any of the Selling Stockholder’s Shares that are not sold pursuant to the Underwriting Agreement within 30 days following the date the Underwriting Agreement is executed.

10. The Custodian’s acceptance hereof by the execution of this Agreement shall constitute an acceptance by it of the authorization herein conferred, and shall evidence its agreement to carry out and perform this Agreement in accordance with the provisions hereof; subject, however, to the following:

(a) The Custodian shall have no duties except those expressly set forth herein; without limiting the generality of the foregoing, the Custodian shall not have responsibility for the validity of any agreement referred to herein or for the performance of any such agreement by any party thereto or for the interpretation of any of the provisions of any such agreement.

(b) The Custodian shall have no responsibility with respect to the application or use of any funds paid by it as herein provided and no interest shall be payable by it on any funds at any time held hereunder.

(c) The Selling Stockholder agrees that the Custodian is acting under this Agreement solely as the agent of the Selling Stockholder, that the Custodian is not acting in a fiduciary capacity to the Selling Stockholder and shall not be liable for any action taken hereunder, for any failure to act hereunder or for any other reason except gross negligence or willful misconduct. The Custodian shall not be liable or responsible for anything done or omitted to be done by it in good faith in accordance with the foregoing instructions.

(d) The Custodian shall be protected in acting upon any certificate, notice or other instrument in writing received by it hereunder or under the Underwriting Agreement which in good faith it shall believe to be genuine and to have been filed or presented by a proper person or persons, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained.

(e) In no event shall the Custodian be responsible for the acts of the Attorneys-in-Fact or of the Underwriters nor shall it be required to take any action whatsoever on behalf of the Selling Stockholder or otherwise to enforce the rights or claims of the Selling Stockholder against the Underwriters or the Attorney-in-Fact.

The Custodian shall not be bound by any waiver, modification or amendment hereof unless in writing and signed by the Attorney-in-Fact and, if its duties hereunder are affected, unless the Custodian also shall have given its written consent thereto.

11. The Selling Stockholder hereby represents and warrants to the Custodian that: (a) it has, and at the time of delivery of the Shares to the Underwriters it will have, full power and authority to enter into this Agreement, the Underwriting Agreement and the Power of Attorney, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and agreements contained herein and therein; and (b) this Agreement and the Power of Attorney are the valid and binding agreements of the Selling Stockholder and are enforceable against the Selling Stockholder in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally from time to time in effect and may be subject to the application of equitable principles and the enforceability of equitable remedies.

12. The execution, delivery and performance of this Agreement by the Selling Stockholder:

(a) requires no action, consent or approval by or in respect of, or filing with, any governmental body, agency, official or authority or any individual, corporation, partnership, association, trust or other entity or organization which has not been made or obtained; and

(b) does not constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of such party or a loss of any material benefit to which such party is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon such party or any material license, franchise, permit or other similar authorization held by such party or result in the creation or imposition of any mortgage, life interest, lien (except as created by this Agreement), pledge, charge, security interest, fiduciary assignment, attachment, encumbrance or other adverse claim of any kind in respect of any asset of such party.

13. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of law provisions thereof which might apply the laws of any other jurisdiction.

14. All notices, requests and other communications hereunder shall be in writing and shall be deemed to be duly given at the time of delivery or mailing if delivered or mailed by first-class mail, postage prepaid, return receipt requested and (a) if to the Underwriters, addressed as provided in the Underwriting Agreement, (b) if to the Selling Stockholder, addressed to the Selling Stockholder as follows: [•], Attention: [•] or (c) if to the Custodian, addressed to the Custodian as follows: [•], Attention: [•], provided that any notice or communication to the Custodian shall not be effective until actually received by the Custodian.

15. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

16. If any provision of this Agreement is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Agreement unenforceable to any extent whatsoever.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the [•] day of [•], 2004.

Name of Selling Stockholder:

ACCEPTANCE BY THE CUSTODIAN

[•] hereby acknowledges receipt of the Certificates described in this Agreement (and in the form described herein) and hereby agrees to act in accordance with the terms of this Agreement.

Dated:                     , 2004

[NAME OF CUSTODIAN]

By:
Name
Title:

SEE THE ATTACHED INSTRUCTIONS

INSTRUCTIONS FOR COMPLETING THE CUSTODY AGREEMENT

(THE “AGREEMENT”)

A. Please complete and return the Agreement and share certificates as set forth in paragraph D below. A copy of the Agreement will be returned to you at your request.

B. Complete Schedule I attached to the Agreement.

C. The Agreement and each stock power included therewith must be executed by you, with your signature on the Agreement and the accompanying stock powers guaranteed by a commercial bank or trust company in the United States or any broker which is a member firm of the New York Stock Exchange. Please sign the stock powers and the Agreement exactly as your name appears on your share certificate(s).

D. Share certificate(s), each with stock powers attached, along with an executed and completed copy of the Agreement should be promptly returned by hand delivery or by certified mail appropriately insured to:

[•]

Attention: [•]

Telephone: [•]

Facsimile: [•]

IF SENT BY OVERNIGHT COURIER, IT IS RECOMMENDED THAT THE EXECUTED STOCK POWERS BE SENT UNDER SEPARATE COVER FROM THE CERTIFICATE(S).

E. If the share certificate(s) that you submit represent a greater number of Shares than the aggregate number of Shares which you agree to sell pursuant to the Underwriting Agreement, the Custodian will cause to be delivered to you in due course, but not earlier than ten days after the closing for the purchase of Shares (as such term is defined in the Underwriting Agreement) by the Underwriters, a share certificate, as the case may be, for the excess number of shares.

F. Please contact [•] at [NAME AND ADDRESS OF CUSTODIAN], at [TEL. NO.], if any information or representation included in the Agreement or the Underwriting Agreement should change, or if you become aware of any new information, at any time prior to the closing of the sale of Shares.

SCHEDULE I

LIST OF CERTIFICATES REPRESENTING THE SHARES

BEING HELD BY THE CUSTODIAN

CERTIFICATE NUMBER	NUMBER OF SHARES OF COMMON SHARES REPRESENTED BY THIS CERTIFICATE	NUMBER OF COMMON SHARES FROM THIS CERTIFICATE TO BE SOLD

EXHIBIT C

Form of Irrevocable Power of Attorney

The undersigned stockholder (the “Selling Stockholder”), in connection with and in furtherance of a proposed public offering (the “Public Offering”) of shares of Ordinary Shares, US$0.01 par value per share (the “Common Shares”) in the form of American Depositary Shares “ADSs”) of The9 Limited, an exempted company incorporated with limited liability existing under the laws of the Cayman Islands (the “Company”), proposes to sell up to the aggregate number of shares of Firm Shares listed opposite the Selling Stockholder’s name on Schedule II to the Underwriting Agreement (as defined below) (collectively, the “Shares”). The Shares are to be sold in the Public Offering to a group of underwriters (the “Underwriters”) represented by Bear, Stearns & Co. Inc. (the “Representative”), pursuant to an underwriting agreement to be entered into by and among the Company, the Representative on behalf of the Underwriters, the Selling Stockholder and other Selling Stockholders named therein (the “Underwriting Agreement”), at a price and on terms to be set forth in the Underwriting Agreement.

It is understood that at this time there is no commitment on the part of the Underwriters to purchase any of the Shares from the Selling Stockholder, and there is no assurance that a Public Offering of the Shares will take place. Any sale and purchase of the Shares will be upon such terms and subject to such conditions as shall be contained in the Underwriting Agreement. Certificates representing the Shares are being deposited with [•] as custodian (the “Custodian”), pursuant to a Custody Agreement of even date herewith between the Selling Stockholder and the Custodian (the “Custody Agreement”).

ARTICLE I

The Selling Stockholder hereby irrevocably makes, constitutes and appoints [•] [of the Company] and [•] as the Selling Stockholder’s true and lawful agent and attorney-in-fact (said persons, or either of them acting singly, being referred to herein as the “Attorney-in-Fact”), to act together or alone, with full power of substitution and full authority, in the name, place and stead and for and on behalf of the Selling Stockholder with respect to all matters arising in connection with the sale by the Selling Stockholder of the Selling Stockholder’s Shares in connection with the Public Offering, including, but not limited to, the power and authority to do or cause to be done any of the following matters:

1.1 To do all things necessary to sell, assign, transfer and deliver to the Underwriters, for and on behalf of the Selling Stockholder, all or any portion of the Shares pursuant to the terms of the Underwriting Agreement, at the purchase price set forth in the Underwriting Agreement, such Shares being represented by the certificate(s) deposited by or on behalf of the Selling Stockholder with the Custodian.

1.2 For the purpose of effecting such sale: (i) to negotiate, prepare, execute, carry out, deliver, and comply with, all of the provisions of the Underwriting Agreement and any amendments or supplements thereto, to exercise any power conferred upon, and to take any action authorized to be taken by, the Selling Stockholders pursuant to the Underwriting

Agreement in the sole and absolute discretion of the Attorneys-in-Fact, and, subject to paragraphs 1.11 and 2.8 of this Power of Attorney, to agree to or refrain from agreeing to, in such Attorneys-in-Fact’s sole discretion, on behalf of the Selling Stockholder, the terms and conditions thereof (including, without limitation, the execution and delivery of the certificates of the Selling Stockholder referenced in paragraph 1.8 hereof, the per Share price to be paid by the Underwriters, representations, warranties, agreements and indemnities of the Selling Stockholder, and provisions concerning the Public Offering of Common Shares by the Underwriters), such agreement and approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact, including the making of all representations and agreements provided in the Underwriting Agreement to be made by, and the exercise of all authority thereunder vested in, the Selling Stockholder. The Selling Stockholder hereby acknowledges and confirms that he has received and reviewed the draft form of the Underwriting Agreement furnished herewith to him (which form is referred to herein as the “Draft Underwriting Agreement”), and that such Draft Underwriting Agreement may be revised prior to the execution and delivery of the Underwriting Agreement by the Attorney-in-Fact, the Company or the Underwriters; and (ii) to execute and deliver any amendment or amendments to the Custody Agreement and to alter or modify any of the terms thereof.

1.3 To negotiate, determine and agree upon (a) the price at which the Shares will be initially offered to the public by the Underwriters pursuant to the Underwriting Agreement, (b) the underwriting discount with respect to the Shares, and (c) the price at which the Shares will be sold to the Underwriters by the Selling Stockholders pursuant to the Underwriting Agreement, which prices and discounts per share shall be the same as the prices and discounts per share, respectively, for the Common Shares sold by the Company and the other Selling Stockholders to the Underwriters pursuant to the Registration Statement.

1.4 To use such Attorney-in-Fact’s best efforts, but subject to paragraph 1.11 below, to arrange for, prepare or cause to be prepared a Registration Statement on Form F-1 (the “Registration Statement”) under the United States Securities Act of 1933, as amended (the “Securities Act”), including one or more Prospectuses (together, the “Prospectus”), relating to the offering and sale of Common Shares of the Company of which the Shares are a part and all amendments thereto and to take all appropriate action with respect to the Registration Statement, including requesting acceleration of the effectiveness of the Registration Statement on behalf of the Selling Stockholder, advising the Securities and Exchange Commission (the “Commission”) of the reasons why the Selling Stockholder is offering the Shares, acknowledging that the Registration Statement has received summary, cursory or no review by the Commission and executing all such documents, letters and consents as may in the discretion of the Attorney-in-Fact be necessary or desirable in connection therewith, and to join, in such Attorney-in-Fact’s sole discretion, with the Company in withdrawing the Registration Statement if the Company should desire to withdraw such registration. The Registration Statement will be generally in the form of the Registration Statement filed on Form F-1 with the Commission on [•], 2004 (File No. 333-[•]), but with such corrections, additions or changes as the Company and/or the Attorney-in-Fact may deem appropriate or as may be requested by the Commission, the National Association of Securities Dealers, Inc. or state securities commissioners.

1.5 To incur any necessary or appropriate expense in connection with the sale of Shares (including, without limitation the retention of legal counsel, which may be counsel for the

Company, in connection with any and all matters referred to herein, to advance funds for and on behalf of the Selling Stockholder and to cause to be paid (whether by deducting from the offering proceeds to the Selling Stockholder or otherwise) all costs and expenses payable by the Selling Stockholder, if any, pursuant to the provisions of the Underwriting Agreement, this Power of Attorney, the Custody Agreement or any other agreement between the Selling Stockholder and the Company, including any applicable shares transfer taxes chargeable to the Selling Stockholder, all in the discretion of the Attorney-in-Fact.

1.6 To make any assurances, communications and reports for and on behalf of the Selling Stockholder to the Underwriters or the Custodian that may be necessary or appropriate to facilitate the sale and delivery of the Shares or ADSs or to effect the registration of the Shares or ADSs under the securities laws of any jurisdiction.

1.7 To execute, acknowledge and deliver with the appropriate authorities such requests, consents, agreements, documents, orders, receipts, requests, notices, instructions, letters, writings and statements, and to take any and all steps as may be deemed appropriate in connection with the registration or qualification under the securities and blue-sky laws of the various jurisdictions, domestic or foreign, in which the Shares or ADSs are to be sold by the several Underwriters pursuant to the Underwriting Agreement, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorney-in-Fact may deem necessary or advisable.

1.8 Subject to paragraphs 1.11 and 2.8 below, to execute, verify and deliver to the Underwriters at the Closing Date (as defined in the Underwriting Agreement) for and on behalf of the Selling Stockholder, the certificates of the Selling Stockholder required by the Underwriting Agreement with respect to the accuracy as of the Closing Date of the representations of the Selling Stockholder set forth in the Underwriting Agreement and this Power of Attorney and the compliance with and the performance by the Selling Stockholder of all of the agreements set forth in the Underwriting Agreement to be performed or complied with by the Selling Stockholder at or prior to the Closing Date.

1.9 To instruct the Company and the Custodian on all matters pertaining to the sale of Shares and delivery of certificates therefore, and to cause the Custodian, or the Company’s transfer agent (the “Transfer Agent”), to receive and hold for transfer upon instructions from the Attorney-in-Fact, certificate(s) for the Shares placed in custody with the Custodian, and upon receipt of such instructions, to transfer such Shares and deliver new certificates therefor to the Attorney-in-Fact for delivery to the several Underwriters or to deliver the Shares to the Transfer Agent, for transfer pursuant to the instructions of the Underwriters; and, if necessary, to endorse (in blank or otherwise) in the name of the Selling Stockholder, the certificate or certificates representing Shares deposited with the Custodian or shares powers attached or to be attached to the certificate or certificates, if required by either the Custody Agreement or the Underwriting Agreement.

1.10 To sell to the Underwriters less than all of the Shares, in accordance with separate written instructions, if any, by the Selling Stockholder as to which of the Shares are to be sold first (which instructions, if any, shall be specified on Schedule I to the Custody Agreement), if requested to do so by the Underwriters in accordance with the Underwriting Agreement, and in the event of a sale of such lesser number of Shares, to instruct the Transfer Agent to issue and/or return certificates representing the balance of the Shares of the Selling Stockholder in excess of those Shares being sold pursuant to the Underwriting Agreement in the name of the Selling Stockholder and to deliver any such certificates to the Attorney-in-Fact for redelivery to the Selling Stockholder following the Closing Date.

1.11 Otherwise, to take all actions and do all things, including the execution and delivery of all documents necessary, appropriate, required, contemplated or deemed advisable by the Attorney-in-Fact, relating to, and generally to act for and in the name of the Selling Stockholder with respect to the sale and delivery of the Shares to, and the re-offering of the Shares by, the Underwriters, as well as the delivery of the Shares and receipt of payment for the Shares by or on behalf of the Selling Stockholder as fully as the Selling Stockholder could if then personally present and acting, including, without limitation, endorsement on behalf of the Selling Stockholder of certificates representing the Shares, to receive payment for the Shares and to deduct therefrom the Selling Stockholder’s share, if any, of the offering expenses to the extent payable by the Selling Stockholder pursuant to the Underwriting Agreement, except that the Attorney-in-Fact is not empowered to (and agrees that it will not):

(i)	enter into any covenants, representations, warranties or indemnities on behalf of any Selling Stockholder, other than those covenants, representations, warranties and indemnities set forth in the Underwriting Agreement and the certificates contemplated thereby as provided by paragraphs 1.2 and 1.8 above or otherwise as specifically authorized herein, and

(ii)	furnish any information regarding any Selling Stockholder for use in the Registration Statement (including, without limitation, any preliminary prospectus or any prospectus contained in the Registration Statement) without the consent of the Selling Stockholder.

If the Attorney-in-Fact should receive the purchase price of any Selling Stockholder’s Shares to be purchased by the Underwriters pursuant to the Underwriting Agreement, the Attorney-in-Fact will immediately deposit the amount of the purchase price so received with the Custodian under the Custody Agreement for disposition by the Custodian as provided in the Custody Agreement.

ARTICLE II

The Selling Stockholder hereby represents and warrants to, and agrees with, the other Selling Stockholders, the Company, the Attorney-in-Fact, the Custodian and the Underwriters that:

2.1 The Selling Stockholder has all right, power and authority to enter into this Power of Attorney, the Underwriting Agreement and the Custody Agreement and to consummate the transactions contemplated hereby and thereby, including, without limitation, the sale, assignment, transfer and delivery of the Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement. Each of this Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitutes the valid and binding instrument or agreement of the Selling Stockholder enforceable in accordance with its terms except as such enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally. If the undersigned is acting as a fiduciary, officer, partner, or agent, the undersigned is enclosing with the Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder.

2.2 The execution, delivery and performance of this Power of Attorney by the Selling Stockholder (i) requires no action, consent or approval by or in respect of, or filing with, any governmental body, agency, official or authority or any individual, corporation, partnership, association, trust or other entity or organization which has not been made or obtained and (ii) does not constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of such party or a loss of any material benefit to which such party is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon such party or any material license, franchise, permit or other similar authorization held by such party or result in the creation or imposition of any mortgage, life interest, lien (except as created by this Power of Attorney), pledge, charge, security interest, fiduciary assignment, attachment, encumbrance or other adverse claim of any kind in respect of any asset of such party.

2.3 The Selling Stockholder has, and immediately prior to the delivery of any Shares to the Underwriters will have, good and valid title to the Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims of any nature, and full right, power and authority to sell, assign, transfer and deliver such Shares, subject only to the Underwriting Agreement, this Power of Attorney and the Custody Agreement; and upon delivery of such Shares and payment therefor pursuant to the Underwriting Agreement, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims of any nature, will pass to the several Underwriters.

2.4 The attention of the Selling Stockholder has been directed to the rules of the Commission which prohibit the Selling Stockholder from bidding for or purchasing any shares of the Common Stock of the Company, or attempting to induce anyone else to bid for or purchase such shares, or taking any other action which might tend to stabilize or manipulate the price of the Common Stock or ADSs, until the distribution of Common Stock and ADSs pursuant to the Registration Statement has been completed. The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs.

2.5 In connection with the sale of the Selling Stockholder’s Shares to the Underwriters, the Selling Stockholder has not distributed and will not distribute any offering material other than that permitted by the Securities Act.

2.6 The Selling Stockholder has duly executed and placed in custody all of the documents to be delivered to the Custodian pursuant to the Custody Agreement, which include all of the Shares to be sold by the Selling Stockholder pursuant to the Underwriting Agreement.

2.7 The Selling Stockholder specifically agrees that the Shares represented by the certificate(s) held in custody for the Selling Stockholder pursuant to the Custody Agreement are subject to the interests of the Company and the Underwriters; and, in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, the arrangements made by the Selling Stockholder for such custody, and the appointment by the Selling Stockholder of the Attorney-in-Fact by this Power of Attorney, shall be deemed coupled with an interest and shall be irrevocable subject to Article V hereof. The Selling Stockholder specifically agrees that the obligations of the Selling Stockholder pursuant to the Underwriting Agreement shall not be terminated by operation of law, whether by the termination, liquidation, winding up, or dissolution of the Selling Stockholder or by the occurrence of any other event (including, without limitation, the bankruptcy or insolvency of the Selling Stockholder, or the termination of any trust or estate for which the Selling Stockholder is acting as a fiduciary), subject to Article V hereof. If, after the execution hereof, the Selling Stockholder, if not a natural person, should be terminated, liquidated, wound up or dissolved, or if any other similar event should occur (including, without limitation, the bankruptcy or insolvency of the Selling Stockholder) before the delivery of the Shares pursuant to the Underwriting Agreement, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of the Underwriting Agreement and of the Custody Agreement, and actions taken by the Attorney-in-Fact pursuant to this Power of Attorney shall be as valid as if such termination, liquidation, winding up or dissolution or other event (including, without limitation, the bankruptcy or insolvency of the Selling Stockholder) had not occurred, regardless of whether or not the Custodian, the Attorney-in-Fact, or any of them, shall have received notice thereof, subject to Article V hereof. This Power of Attorney shall be binding upon the successors and assigns of the Selling Stockholder.

2.8 The Selling Stockholder has reviewed the representations and warranties to be made in by it in the Underwriting Agreement, and hereby represents, warrants and covenants that, except as set forth in the succeeding sentence, each of the representations and warranties of the Selling Stockholder in the Underwriting Agreement is, and will be at all times from the date hereof through and including the Closing Date, true and correct, and will survive the delivery of any payment for the Shares sold pursuant to the Underwriting Agreement. The Selling Stockholder will immediately notify the Attorney-in-Fact, the Company and the Underwriters of the occurrence of any event which shall cause the representations and warranties contained herein or in the Underwriting Agreement not to be true and correct at any time from the date hereof until the later of (A) the completion of the Public Offering or (B) the Closing Date; and, from and after delivery of such notice, the Attorney-in-Fact shall not have any authority hereunder to make or reaffirm, on behalf of the Selling Stockholder, any representation or warranty inconsistent with the information set forth in such notice.

2.9 The information contained in the preliminary prospectus included in the Registration Statement with respect to the Selling Stockholder is true and correct.

2.10 The Selling Stockholder has agreed to the terms of the “lock-up” as set forth in Section 7(l) of the Underwriting Agreement.

2.11 Except as otherwise disclosed in an Officer and Director Questionnaire delivered to the Representative or the Lead Manager by the Selling Stockholder, the Selling Stockholder is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

2.12 The Selling Stockholder understands and agrees that it is making the foregoing representations, warranties and agreements for the benefit of, and that such representations, warranties and agreements may be relied upon by the Attorneys-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and may be specifically relied upon by counsel for the Selling Stockholder, which counsel will also be relying upon the factual information set forth in this Power of Attorney, for the purpose of rendering the legal opinions required by the Underwriters as a condition for consummating the sale of the Shares to be sold by the Selling Stockholder.

ARTICLE III

3.1 Upon execution and delivery of the Underwriting Agreement by the Attorney-in-Fact on behalf of the Selling Stockholder, in accordance with the authority granted hereunder, the undersigned agrees to indemnify and hold harmless the Underwriters, the Company, each of its directors and each of its officers who sign the Registration Statement, and each person, if any, who controls any Underwriter or the Company, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, to the full extent provided in Sections 8 and 9 of the Underwriting Agreement.

3.2 The Selling Stockholder agrees, upon execution and delivery of the Underwriting Agreement by or on behalf of the Selling Stockholder, to be bound by and to perform each and every covenant and agreement therein of the Selling Stockholder as a Selling Stockholder.

3.3 The Selling Stockholder agrees to deliver to the Attorney-in-Fact such documentation as the Attorneys-in-Fact, the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

3.4 The Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to the Underwriting Agreement; and the Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital shares, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

ARTICLE IV

The Selling Stockholder agrees that the Attorney-in-Fact shall not be liable for any action taken hereunder, for any failure to act hereunder, or for any other reason except gross negligence or willful misconduct. The Selling Stockholder hereby agrees to indemnify and hold harmless the Attorney-in-Fact from and against any and all loss, damage, liability or expense as incurred which the Attorney-in-Fact may sustain directly or indirectly for any action in connection with this Power of Attorney taken or omitted in good faith or in accordance with an opinion of counsel, who may be counsel for the Company, so long as such loss, damage, liability or expense was or is not due to the Attorney-in-Fact’s own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. It is understood that the Attorney-in-Fact shall serve entirely without compensation, but will be entitled to reimbursement from the Selling Stockholder for all out-of-pocket expenses incurred by them hereunder.

ARTICLE V

5.1 This Agreement, the deposit of the Shares pursuant hereto, and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Underwriters and the Company in and for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of the Common Shares pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of Common Shares, including the Shares, to the Underwriters; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the Shares deposited herewith for the purpose of irrevocably empowering and securing to him authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to [DATE], and shall remain in full force and effect until that date. The undersigned Selling Stockholder further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of the undersigned Selling Stockholder or, if the undersigned Selling Stockholder is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned Selling Stockholder. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, any of the Underwriters or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the Shares deposited under the Agreement by the undersigned Selling Stockholder in accordance with the terms and provisions of the Underwriting Agreement and this Agreement as if such event had not occurred.

5.2 Notwithstanding any other provision of this Power of Attorney to the contrary, this Power of Attorney (excluding Article IV) shall terminate forthwith upon (i) the termination of the Underwriting Agreement, with respect to the Selling Stockholder, in accordance with the provisions thereof, (ii) the failure to consummate the sale of any of the Shares to the Underwriters within 30 days of the date on which the Underwriting Agreement is executed or (iii) the failure of the Representatives and the Lead Manager to execute the Underwriting Agreement by [DATE]. Such termination shall not affect the validity of any lawful action done or performed by the Attorney-in-Fact pursuant hereto prior to such termination. Upon any such termination of this Power of Attorney, the Attorney-in-Fact shall provide written instructions to the Custodian to return the certificate(s) and other documents deposited under the Custody Agreement to the Attorney-in-Fact. The Selling Stockholder directs the Attorney-in-Fact, if this Power of Attorney is terminated as provided herein and after the payment of any expense to be paid or borne by the Selling Stockholder, if any, to redeliver or cause to be redelivered to the Selling Stockholder the certificate(s) and other documents deposited under the Custody Agreement.

ARTICLE VI

Subject to the provisions of this Power of Attorney, until payment in full for the Shares has been made by the Underwriters to the Custodian or Attorney-in-Fact pursuant to the provisions of the Custody Agreement and the Underwriting Agreement, the Selling Stockholder shall remain the owner of all shares of Common Shares delivered to the Custodian for the purpose of exercising the rights of the Selling Stockholder as a stockholder of the Company.

ARTICLE VII

7.1 The representations, warranties and agreements of the undersigned Selling Stockholder contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement.

7.2 This Power of Attorney is to be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law rules thereof which might apply to the laws of any other jurisdiction.

ARTICLE VIII

8.1 All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of delivery or mailing if delivered or mailed by first class mail, postage prepaid, return receipt requested and addressed or by Federal Express overnight delivery or facsimile transmission: if to the Selling Stockholder, at the Selling Stockholder’s address of record as a holder of Common Shares of the Company or such other address as the Selling Stockholder shall designate by notice hereunder, and if to the Attorney-In-Fact, to [•], Attention: [•] with a copy to counsel for the Selling Stockholder at the address provided in the Custody Agreement.

ARTICLE IX

The Selling Stockholder ratifies all actions that the Attorney-in-Fact shall do by virtue of this Power of Attorney and all actions provided for herein may be taken by any one of the Attorney-in-Fact.

ARTICLE X

This Power of Attorney may be executed in one or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by the parties.

ARTICLE XI

11.1 If any provision of this Power of Attorney is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction, such finding shall not render the provision unenforceable in any other case or circumstance, or render any other provision of this Power of Attorney unenforceable to any extent whatsoever.

11.2 Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Selling Stockholder named below has executed this Power of Attorney as of the [•] day of [•], 2004.

[Name of Selling Stockholder]

[Address]

Fax: [ ]

Accepted by the Attorneys-in-Fact

as of the date above set forth

Name:

Name:

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